Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

PENGUIN SOLUTIONS REPORTS Q3 FISCAL 2026 FINANCIAL RESULTS
Delivers Record Quarterly Results and Raises Full-Year Outlook for Both Net Sales and EPS, Reflecting AI-Driven Demand

Fremont, Calif. – July 7, 2026 – Penguin Solutions, Inc. (“Penguin Solutions,” “we,” “us,” or the “Company”) (Nasdaq: PENG) today reported financial results for the third quarter of fiscal 2026.
Third Quarter Financial Highlights
•Record net sales of $479 million, up 48% versus the year-ago quarter
•Record Q3 GAAP operating income of $51 million, up 417% versus the year-ago quarter
•Record Q3 Non-GAAP operating income of $64 million, up 67% versus the year-ago quarter
•Q3 GAAP diluted EPS of $0.68 versus $(0.01) in the year-ago quarter
•Q3 Non-GAAP diluted EPS of $0.84 versus $0.47 in the year-ago quarter, an increase of 79%

“Penguin Solutions delivered a record quarter, exceeding expectations for both net sales and EPS. This profitable growth acceleration reinforces our confidence that our AI Factory Platform strategy is working. Integrated Memory net sales more than doubled year over year, and our AI Infrastructure business continued to build momentum, reflecting strong demand and execution across our memory and AI Infrastructure portfolio,” said Kash Shaikh, CEO of Penguin Solutions.
“We are seeing very strong AI-driven customer demand for memory and AI infrastructure solutions. As inference and agentic AI workloads become more persistent and context-rich, memory is increasingly becoming one of the primary performance and scalability bottlenecks. Penguin is well positioned at the intersection of memory and AI infrastructure to help customers address these evolving requirements. Given robust demand and disciplined execution, we are raising our full-year outlook for both net sales and EPS.”

Third Quarter Business Highlights
Customer Wins Across Integrated Memory and AI Infrastructure:
•Continued to execute our land-and-expand strategy, converting new customer wins into expanded commercial relationships across both Integrated Memory and AI Infrastructure.
•Integrated Memory: Across the trailing four quarters from Q3-25 to Q2-26, we added 16 new logos, and five of those customers subsequently increased their business with us.
•AI Infrastructure: Added four new AI Infrastructure customer logos in Q3. Across the trailing four quarters from Q3-25 to Q2-26, we added 13 new logos, and seven of those customers subsequently increased their business with us.

Key Technology and Market Leadership Milestones for Penguin’s AI Factory Platform:
•Recognized as Dell Technologies Global Alliances Americas AI Partner of the Year, highlighting Penguin’s role in delivering full-stack AI Factory Platforms that combine infrastructure software, advanced memory technologies, compute systems, and services.
•Became an NVIDIA AI Factory Specialized Partner, recognizing Penguin’s expertise in designing, building, deploying, and managing full-stack AI factory infrastructure for enterprise, sovereign AI, and neocloud environments.
•Expanded ClusterWareAI operating system software for AI factories with AI-powered operations. The new AI Factory Operations Agent provides administrators with a conversational interface using natural language queries. This agent is the first in a planned family of agentic AI-powered agents designed to automate AI cluster operations with a human-in-the-loop approach.

Raised Fiscal 2026 Outlook
Penguin Solutions is further raising its previously-issued improved financial outlook for full-year fiscal 2026, and as of July 7, 2026, expects both net sales and diluted EPS for full-year fiscal 2026 to be above the high end of its previously-issued outlook ranges. Supported by very strong agentic AI-driven customer demand across its Integrated Memory and AI Infrastructure businesses, Penguin Solutions now expects full-year fiscal 2026 net sales growth of 22% plus or minus 2%, full-year GAAP EPS of $1.97 plus or minus 5 cents, and full-year non-GAAP EPS of $2.60 plus or minus 5 cents.
Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in thousands, except per share amounts)	Q3-26	Q2-26	Q3-25	Q3-26	Q2-26	Q3-25
Net sales:
Advanced Computing	$137,583	$115,715	$132,498	$137,583	$115,715	$132,498
Integrated Memory	275,067	171,629	130,124	275,067	171,629	130,124
Optimized LED	66,063	55,655	61,629	66,063	55,655	61,629
Total net sales	$478,713	$342,999	$324,251	$478,713	$342,999	$324,251

Gross profit	$133,214	$93,702	$95,083	$134,750	$106,916	$102,753
Operating income	50,863	25,689	9,843	64,384	45,254	38,474
Net income attributable to Penguin Solutions	44,689	37,452	2,661	52,246	34,107	31,128
Diluted earnings (loss) per share	$0.68	$0.58	$(0.01)	$0.84	$0.52	$0.47
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding the Company’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures are included within this press release.

Business Outlook
As of July 7, 2026, Penguin Solutions is providing the following financial outlook for fiscal year 2026:

Updated Outlook	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	22% YoY Growth +/-2%	—		22% YoY Growth +/-2%
Gross margin	26.5% +/- 0.5%	2%	(A)	28.5% +/- 0.5%
Operating expenses	$303 million +/- $5 million	($43) million	(B)(C)	$260 million +/- $5 million
Diluted earnings per share	$1.97 +/- $0.05	$0.63	(A)(B)(C)(D)(E)(F)	$2.60 +/- $0.05
Diluted shares	59 million	(3) million		56 million

Non-GAAP adjustments (in millions)
(A) Stock-based compensation and amortization of acquisition-related intangibles included in cost of sales	$30
(B) Stock-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	33
(C) Other operating adjustments	10
(D) Other non-operating adjustments (1)	(20)
(E) Estimated income tax effects	(13)
(F) Estimated effect of allocation of earnings to participating securities	(5)
$35
(1)Primarily reflects net gains associated with non-marketable equity investments.

Previous Outlook	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	12% YoY Growth +/-5%	—		12% YoY Growth +/-5%
Gross margin	26% +/- 0.5%	2%	(A)	28% +/- 0.5%
Operating expenses	$310 million +/- $5 million	($60) million	(B)(C)	$250 million +/- $5 million
Diluted earnings per share	$1.30 +/- $0.15	$0.85	(A)(B)(C)(D)(E)(F)	$2.15 +/- $0.15
Diluted shares	53 million	—		53 million

Non-GAAP adjustments (in millions)
(A) Stock-based compensation and amortization of acquisition-related intangibles included in cost of sales	$30
(B) Stock-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	50
(C) Other operating adjustments	10
(D) Other non-operating adjustments (1)	(20)
(E) Estimated income tax effects	(18)
(F) Estimated effect of allocation of earnings to participating securities	(7)
$45
(1)Primarily reflects net gains associated with non-marketable equity investments.
Third Quarter Fiscal 2026 Earnings Conference Call and Webcast Details
Penguin Solutions will hold a conference call and webcast to discuss the third quarter fiscal 2026 results and related matters today, July 7, 2026, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by registering online at https://events.q4inc.com/attendee/735199556, at which time registrants will receive dial-in information as well as a conference ID. The live webcast will also be accessible from the Penguin Solutions investor relations website https://ir.penguinsolutions.com/investors/default.aspx on the Events page, along with the related earnings press release and slide presentation. The webcast replay will be made available on the Quarterly Results page after the call concludes. An archived version of the webcast will be available on the Penguin Solutions investor relations website for approximately one year after the webcast date.
Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that are not historical in nature, that are predictive or that depend upon or refer to future events or conditions. These statements may include, but are not limited to, statements concerning or regarding future events and the future financial and operating performance of Penguin Solutions; statements regarding the extent and timing of and expectations regarding Penguin Solutions’ future net sales, sales mix, profitability and expenses; statements regarding Penguin Solutions’ strategic transformation, business momentum, and emerging leadership position; statements regarding AI-related demand, customer pipeline, market opportunities, industry trends and product performance; statements regarding projected demand for the fourth quarter of fiscal year 2026 and beyond; statements regarding long-term effective tax rates; and statements regarding the business and financial outlook for fiscal year 2026 described under “Business Outlook” above.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of our control, including but not limited to: global business and economic conditions, including the impact on the financial condition of our customers, particularly in challenging macroeconomic environments; growth and demand trends in technology industries (including trends and markets related to artificial intelligence), our customer markets and various geographic regions; uncertainties in the geopolitical environment, including those related to global conflicts, such as those in the Middle East and Ukraine, and the global effects thereof on international relations, transport, and trade; our ability to manage our cost structure; disruptions in our operations or supply chain as a result of global pandemics, tariffs, disruptions at our suppliers, or other factors; changes in trade regulations and tariffs or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending, including changes in customer spending on our products and services; appropriations for government spending; the success of our strategic initiatives including the U.S. Domestication (as defined below) and our ability to realize the anticipated benefits thereof, our rebranding and related strategy, any existing or potential collaborations and additional investments in new products and additional capacity; acquisitions of companies or technologies and the failure to successfully integrate and operate them or customers’ negative reactions to them; failure to achieve the intended benefits of the sale of Zilia Technologies Indústria e Comércio de Componentes Eletrônicos Ltda. (formerly SMART Modular Technologies do Brasil - Indústria e Comércio de Componentes Ltda.) and its business; the impact of and expected timing of winding down the manufacturing and discontinuing the sale of products offered through our Penguin Edge business; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; our dependence on a select number of customers, and the timing and volume of customer orders and renewals; the impact of customer churn rates, including discounting and churn of significant customers from whom we derive a significant percentage of our revenue; changes in customer demand and sales mix; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market, LED market or other markets in which we participate; changes to applicable tax regimes or rates; changes to the valuation allowance for our deferred tax assets, including any potential inability to realize these assets in the future; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; potential sales of our common stock by the holder of our issued convertible preferred stock or the anticipation of such sales; and the continuing availability of borrowings under revolving lines of credit or other debt arrangements and our ability to raise capital through debt or equity financings.
These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Liquidity and Capital Resources” contained in the Annual Report on Form 10-K for the fiscal year ended August 29, 2025, as updated by the risk factors, if any, contained in our Quarterly Reports on Form 10-Q and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”). Such risks, uncertainties and factors as outlined above and in such filings could cause our actual results to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that we make in this press release speak only as of the date of this press release. Except as required by law, we do not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.
Statement Regarding Use of Non-GAAP Financial Measures
This press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP operating margin, non-GAAP effective tax rate, non-GAAP net income attributable to Penguin Solutions, non-GAAP income available for distribution, non-GAAP net income available to common stockholders, non-GAAP weighted-average shares outstanding, non-GAAP diluted earnings per share and adjusted EBITDA. Penguin Solutions’ management uses these non-GAAP measures to supplement Penguin Solutions’ financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as stock-based compensation expense; amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships and trademarks/trade names and backlog acquired in connection with business combinations); inventory write-off, stolen in-transit shipment, net of insurance recovery; cost of sales-related restructuring; diligence, acquisition and integration expense; redomiciliation costs;

restructuring charges; (gain) loss on disposition of equity investments; (gain) loss on non-marketable equity investments; impairment of goodwill; changes in the fair value of contingent consideration; (gains) losses from changes in foreign currency exchange rates; amortization of debt issuance costs; (gain) loss on extinguishment or prepayment of debt; other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies are reflected in the Company’s non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense; income tax provision (benefit); depreciation expense and amortization of intangible assets; stock-based compensation expense; inventory write-off, stolen in-transit shipment, net of insurance recovery; cost of sales-related restructuring; diligence, acquisition and integration expense; redomiciliation costs; (gain) loss on dispositions of equity investments; (gain) loss on non-marketable equity investments; impairment of goodwill; restructuring charges; loss on extinguishment of debt and other infrequent or unusual items.
Our GAAP effective tax rate can vary significantly from quarter to quarter based on a variety of factors, including, but not limited to, discrete items which are recorded in the period they occur, the tax effects of certain items of income or expense, significant changes in our geographic earnings mix or changes to our strategy or business operations. We are unable to predict the timing and amounts of these items, which could significantly impact our GAAP effective tax rate, and therefore we are unable to reconcile our forward-looking non-GAAP effective tax rate measure to our GAAP effective tax rate.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about Penguin Solutions’ financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.
Explanatory Note

On June 30, 2025, we completed the redomiciliation of the parent company of our corporate group, Penguin Solutions (Cayman), Inc. (formerly known as Penguin Solutions, Inc.), a Cayman Islands exempted company (“Penguin Solutions Cayman”), from the Cayman Islands to the State of Delaware in the United States, resulting in Penguin Solutions, Inc., a Delaware corporation (“Penguin Solutions Delaware”), becoming our publicly traded parent company (the “U.S. Domestication”). Penguin Solutions Delaware is the successor issuer to Penguin Solutions Cayman. The U.S. Domestication was approved by the shareholders of Penguin Solutions Cayman and effected via a court-sanctioned scheme of arrangement under Cayman Islands law, pursuant to which each ordinary share of Penguin Solutions Cayman was exchanged for one share of common stock of Penguin Solutions Delaware, and each convertible preferred share of Penguin Solutions Cayman was exchanged for one share of convertible preferred stock of Penguin Solutions Delaware. Additional information about the U.S. Domestication was included in Penguin Solutions Cayman’s definitive proxy statement on Schedule 14A, filed with the SEC on May 2, 2025.

As used in this press release, unless stated otherwise or the context requires otherwise, the terms “Penguin Solutions,” “Company,” “we,” “our,” “us” or similar terms (i) for periods prior to the consummation of the U.S. Domestication, refer to Penguin Solutions Cayman and its consolidated subsidiaries and (ii) for periods at or after the consummation of the U.S. Domestication, refer to Penguin Solutions Delaware and its consolidated subsidiaries. Throughout this press release, we refer to our equity securities (i) for periods prior to the consummation of the U.S. Domestication, as ordinary shares and/or convertible preferred shares and (ii) for periods at or after the consummation of the U.S. Domestication, as shares of common stock and/or shares of convertible preferred stock.

About Penguin Solutions
Penguin Solutions is a leading provider of memory and AI infrastructure, powering the AI factories of the future for enterprises, sovereign AI initiatives, and neocloud providers.

Built on decades of engineering expertise at the intersection of memory and AI/HPC infrastructure, we bring together differentiated infrastructure software, advanced memory, compute systems, end-to-end services, and industry-leading partner solutions in a full-stack AI factory platform designed to help customers deploy and scale AI workloads with speed and precision.

Headquartered in Silicon Valley, California, we operate globally through our network of R&D, manufacturing, and sales locations. Learn more at PenguinSolutions.com.

Penguin Solutions, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 29, 2026	February 27, 2026	May 30, 2025	May 29, 2026	May 30, 2025
Net sales:
Advanced Computing	$137,583	$115,715	$132,498	$404,750	$510,081
Integrated Memory	275,067	171,629	130,124	583,217	332,090
Optimized LED	66,063	55,655	61,629	176,816	188,701
Total net sales	478,713	342,999	324,251	1,164,783	1,030,872
Cost of sales	345,499	249,297	229,168	841,758	733,329
Gross profit	133,214	93,702	95,083	323,025	297,543

Operating expenses:
Research and development	21,984	18,976	20,222	59,653	59,940
Selling, general and administrative	59,404	47,989	59,724	160,485	179,575
Impairment of goodwill	—	—	5,294	—	11,373
Other operating expense	963	1,048	—	6,753	968
Total operating expenses	82,351	68,013	85,240	226,891	251,856
Operating income	50,863	25,689	9,843	96,134	45,687

Non-operating (income) expense:
Interest expense, net	650	721	573	1,418	7,152
Other non-operating (income) expense	(3,485)	(27,983)	(1,439)	(19,793)	(1,012)
Total non-operating (income) expense	(2,835)	(27,262)	(866)	(18,375)	6,140
Income before taxes	53,698	52,951	10,709	114,509	39,547

Income tax provision	7,515	14,410	7,259	23,730	21,262
Net income	46,183	38,541	3,450	90,779	18,285
Net income attributable to noncontrolling interest	1,494	1,089	789	3,368	2,325
Net income attributable to Penguin Solutions	44,689	37,452	2,661	87,411	15,960

Preferred stock dividends	3,033	3,033	3,033	9,099	5,633
Income available for distribution	41,656	34,419	(372)	78,312	10,327
Income allocated to participating securities	4,448	3,594	—	8,210	678
Net income (loss) available to common stockholders	$37,208	$30,825	$(372)	$70,102	$9,649

Earnings (loss) per share:
Basic	$0.73	$0.59	$(0.01)	$1.35	$0.18
Diluted	$0.68	$0.58	$(0.01)	$1.29	$0.18

Common stock used in per share calculations:
Basic	50,998	52,283	53,130	52,051	53,355
Diluted	55,063	53,186	53,738	54,565	54,336

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except percentages)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 29, 2026	February 27, 2026	May 30, 2025	May 29, 2026	May 30, 2025
GAAP gross profit	$133,214	$93,702	$95,083	$323,025	$297,543
Stock-based compensation expense	1,411	1,522	1,393	4,319	4,812
Amortization of acquisition-related intangibles	5,908	5,909	5,908	17,726	17,724
Inventory write-off, stolen in-transit shipment, net of insurance recovery	(5,783)	5,783	—	—	—
Cost of sales-related restructuring	—	—	369	(483)	404
Other	—	—	—	—	(200)
Non-GAAP gross profit	$134,750	$106,916	$102,753	$344,587	$320,283

GAAP gross margin	27.8%	27.3%	29.3%	27.7%	28.9%
Effect of adjustments	0.3%	3.9%	2.4%	1.9%	2.2%
Non-GAAP gross margin	28.1%	31.2%	31.7%	29.6%	31.1%

GAAP operating expenses	$82,351	$68,013	$85,240	$226,891	$251,856
Stock-based compensation expense	(8,585)	(3,597)	(8,858)	(20,876)	(28,550)
Amortization of acquisition-related intangibles	(1,316)	(1,600)	(2,531)	(4,515)	(9,309)
Diligence, acquisition and integration expense	(1,058)	—	(296)	(1,058)	(1,696)
Redomiciliation costs	—	—	(3,702)	—	(7,304)
Impairment of goodwill	—	—	(5,294)	—	(11,373)
Restructuring charges	(963)	(1,048)	—	(6,753)	(968)
Other	(63)	(106)	(280)	(268)	(855)
Non-GAAP operating expenses	$70,366	$61,662	$64,279	$193,421	$191,801

GAAP operating income	$50,863	$25,689	$9,843	$96,134	$45,687
Stock-based compensation expense	9,996	5,119	10,251	25,195	33,362
Amortization of acquisition-related intangibles	7,224	7,509	8,439	22,241	27,033
Inventory write-off, stolen in-transit shipment, net of insurance recovery	(5,783)	5,783	—	—	—
Cost of sales-related restructuring	—	—	369	(483)	404
Diligence, acquisition and integration expense	1,058	—	296	1,058	1,696
Redomiciliation costs	—	—	3,702	—	7,304
Impairment of goodwill	—	—	5,294	—	11,373
Restructuring charges	963	1,048	—	6,753	968
Other	63	106	280	268	655
Non-GAAP operating income	$64,384	$45,254	$38,474	$151,166	$128,482

GAAP operating margin	10.6%	7.5%	3.0%	8.3%	4.4%
Effect of adjustments	2.8%	5.7%	8.9%	4.7%	8.1%
Non-GAAP operating margin	13.4%	13.2%	11.9%	13.0%	12.5%

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures, Continued
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 29, 2026	February 27, 2026	May 30, 2025	May 29, 2026	May 30, 2025
GAAP effective tax rate	14.0%	27.2%	67.8%	20.7%	53.8%
Effect of adjustments	3.3%	(5.2)%	(49.4)%	(0.7)%	(28.8)%
Non-GAAP effective tax rate	17.3%	22.0%	18.4%	20.0%	25.0%

GAAP net income attributable to Penguin Solutions	$44,689	$37,452	$2,661	$87,411	$15,960
Stock-based compensation expense	9,996	5,119	10,251	25,195	33,362
Amortization of acquisition-related intangibles	7,224	7,509	8,439	22,241	27,033
Inventory write-off, stolen in-transit shipment, net of insurance recovery	(5,783)	5,783	—	—	—
Cost of sales-related restructuring	—	—	369	(483)	404
Diligence, acquisition and integration expense	1,058	—	296	1,058	1,696
Redomiciliation costs	—	—	3,702	—	7,304
Loss on non-marketable equity investment	—	—	—	10,000	—
Impairment of goodwill	—	—	5,294	—	11,373
Gain on disposition of equity investment	(3,892)	(27,036)	—	(30,928)	—
Restructuring charges	963	1,048	—	6,753	968
Amortization of debt issuance costs	576	658	916	1,892	2,819
Foreign currency (gains) losses	1,080	(1,015)	(1,134)	1,277	(82)
Other	63	106	280	1,125	655
Income tax effects	(3,728)	4,483	54	(6,797)	(10,010)
Non-GAAP net income attributable to Penguin Solutions	52,246	34,107	31,128	118,744	91,482

Preferred stock dividends	3,033	3,033	3,033	9,099	5,633
Non-GAAP income available for distribution	49,213	31,074	28,095	109,645	85,849
Income allocated to participating securities	5,091	3,195	2,863	11,180	5,545
Non-GAAP net income available to common stockholders	$44,122	$27,879	$25,232	$98,465	$80,304

Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	55,063	53,186	53,738	54,565	54,336
Adjustment for dilutive securities and capped calls	(2,226)	—	—	(872)	—
Non-GAAP weighted-average shares outstanding	52,837	53,186	53,738	53,693	54,336

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures, Continued
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 29, 2026	February 27, 2026	May 30, 2025	May 29, 2026	May 30, 2025
Diluted earnings (loss) per share:
GAAP diluted earnings (loss) per share	$0.68	$0.58	$(0.01)	$1.29	$0.18
Effect of adjustments	0.16	(0.06)	0.48	0.54	1.30
Non-GAAP diluted earnings per share	$0.84	$0.52	$0.47	$1.83	$1.48

Net income attributable to Penguin Solutions	$44,689	$37,452	$2,661	$87,411	$15,960
Interest expense, net	650	721	573	1,418	7,152
Income tax provision	7,515	14,410	7,259	23,730	21,262
Depreciation expense and amortization of intangible assets	12,307	12,751	14,012	37,877	43,010
Stock-based compensation expense	9,996	5,119	10,251	25,195	33,362
Inventory write-off, stolen in-transit shipment, net of insurance recovery	(5,783)	5,783	—	—	—
Cost of sales-related restructuring	—	—	369	(483)	404
Diligence, acquisition and integration expense	1,058	—	296	1,058	1,696
Redomiciliation costs	—	—	3,702	—	7,304
Impairment of goodwill	—	—	5,294	—	11,373
Gain on disposition of equity investment	(3,892)	(27,036)	—	(30,928)	—
Restructuring charges	963	1,048	—	6,753	968
Loss on non-marketable equity investment	—	—	—	10,000	—
Other	63	106	280	1,125	655
Adjusted EBITDA	$67,566	$50,354	$44,697	$163,156	$143,146

Penguin Solutions, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	May 29, 2026	August 29, 2025
Assets
Cash and cash equivalents	$440,301	$453,754
Accounts receivable, net	702,981	307,904
Accounts receivable, net - related party	1,288	—
Inventories	498,318	255,182
Other current assets	85,866	47,387
Total current assets	1,728,754	1,064,227
Property and equipment, net	85,209	92,603
Operating lease right-of-use assets	55,515	58,847
Intangible assets, net	66,536	87,754
Goodwill	145,895	145,895
Deferred tax assets	98,789	99,107
Other noncurrent assets	10,336	68,767
Total assets	$2,191,034	$1,617,200

Liabilities, Temporary Equity and Stockholders' Equity
Accounts payable and accrued expenses	$802,639	$318,761
Current debt	148,401	19,945
Deferred revenue	90,406	73,893
Other current liabilities	78,291	61,300
Total current liabilities	1,119,737	473,899
Long-term debt	294,763	441,893
Noncurrent operating lease liabilities	59,345	62,736
Other noncurrent liabilities	60,779	30,445
Total liabilities	1,534,624	1,008,973

Commitments and contingencies

Temporary equity
Preferred stock, $0.03 par value; authorized 30,000 shares; 200 shares of convertible preferred stock issued and outstanding as of May 29, 2026 and August 29, 2025. Redemption amount of $200,500 as of May 29, 2026 and August 29, 2025.	202,710	202,710

Penguin Solutions stockholders’ equity:
Common stock, $0.03 par value; authorized 200,000 shares; 64,804 shares issued and 51,240 outstanding as of May 29, 2026; 62,756 shares issued and 52,738 outstanding as of August 29, 2025.	1,944	1,883
Additional paid-in capital	587,047	551,712
Retained earnings	125,021	46,709
Treasury stock, 13,564 and 10,018 shares held as of May 29, 2026 and August 29, 2025, respectively	(274,962)	(206,076)
Accumulated other comprehensive income	11	18
Total Penguin Solutions stockholders’ equity	439,061	394,246
Noncontrolling interest in subsidiary	14,639	11,271
Total stockholders' equity	453,700	405,517
Total liabilities, temporary equity and stockholders' equity	$2,191,034	$1,617,200

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 29, 2026	February 27, 2026	May 30, 2025	May 29, 2026	May 30, 2025
Cash flows from operating activities
Net income	$46,183	$38,541	$3,450	$90,779	$18,285
Adjustments to reconcile net income (loss) from continuing operations to cash provided by (used for) operating activities
Depreciation expense and amortization of intangible assets	12,307	12,751	14,012	37,877	43,010
Amortization of debt issuance costs	576	658	916	1,892	2,819
Stock-based compensation expense	9,996	5,119	10,251	25,195	33,362
Loss on impairment of non-marketable equity investment	—	—	—	10,000	—
Impairment of goodwill	—	—	5,294	—	11,373
Gain on disposition of equity investment	(3,892)	(27,036)	—	(30,928)	—
Deferred income taxes, net	291	(55)	959	321	1,122
Other	(377)	(1,226)	(1,040)	526	(2,468)
Changes in operating assets and liabilities:
Accounts receivable	(333,660)	(28,641)	37,880	(396,365)	(40,760)
Inventories	(175,958)	(109,155)	15,389	(243,136)	(30,776)
Other assets	12,708	(1,933)	(1,979)	9,899	13,741
Accounts payable and accrued expenses and other liabilities	357,038	165,929	11,788	505,162	133,908
Net cash provided by (used for) operating activities from continuing operations	(74,788)	54,952	96,920	11,222	183,616
Net cash used for operating activities from discontinued operations	—	—	(4,099)	—	(4,099)
Net cash provided by (used for) operating activities	(74,788)	54,952	92,821	11,222	179,517

Cash flows from investing activities
Capital expenditures and deposits on equipment	(2,841)	(1,603)	(1,916)	(7,297)	(6,087)
Proceeds from sales and maturities of investment securities	—	—	12,650	—	27,485
Proceeds from disposition of equity investments	39,552	32,186	—	71,738	—
Purchases of held-to-maturity investment securities	—	—	(12,733)	—	(46,127)
Other	(492)	(319)	(474)	(1,332)	(1,015)
Net cash provided by (used for) investing activities from continuing operations	36,219	30,264	(2,473)	63,109	(25,744)
Net cash provided by investing activities from discontinued operations	—	—	28,350	—	28,350
Net cash provided by investing activities	36,219	30,264	25,877	63,109	2,606

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows, Continued
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 29, 2026	February 27, 2026	May 30, 2025	May 29, 2026	May 30, 2025
Cash flows from financing activities
Proceeds from issuance of convertible preferred stock, net of issuance costs	—	—	—	—	191,182
Repayments of debt	—	(20,000)	—	(20,000)	—
Payments to acquire common stock	(11,752)	(36,941)	(31,645)	(68,886)	(49,240)
Proceeds from restricted cash advances	38,000	—	—	38,000	—
Payment of preferred stock cash dividends	(2,900)	(3,067)	(2,867)	(9,100)	(5,100)
Proceeds from issuance of common stock	4,350	2,513	4,004	10,202	7,745
Net cash provided by (used for) financing activities	27,698	(57,495)	(30,508)	(49,784)	144,587

Net increase (decrease) in cash, cash equivalents and restricted cash	(10,871)	27,721	88,189	24,547	326,710
Cash, cash equivalents and restricted cash at beginning of period	489,488	461,767	621,998	454,070	383,477
Cash, cash equivalents and restricted cash at end of period	$478,617	$489,488	$710,187	$478,617	$710,187

Investor Contact:	PR Contact:
Suzanne Schmidt	Maureen O’Leary
Investor Relations	Corporate Communications
+1-510-360-8596	+1-602-330-6846
ir@penguinsolutions.com	pr@penguinsolutions.com